Exhibit 10.2

Execution Copy

iBASIS, INC.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 24, 2004, is by and among iBASIS, INC., a Delaware corporation (the “Company”), and each investor listed on Schedule I hereof (each such investor individually, an “Investor” and, collectively, the “Investors”).

WHEREAS, the Company has agreed to issue and sell to the Investors, and the Investors have agreed to purchase from the Company, an aggregate of 15,000,000 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), all upon the terms and conditions set forth in the Securities Purchase Agreement, dated as of the date hereof, between the Company and the Investors (the “Securities Purchase Agreement”); and

WHEREAS, the terms of the Securities Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder, for the Company and the Investors to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

Section 1.  Registration Rights.  The Company will perform and comply, and cause each of its Subsidiaries to perform and comply, with each of the following provisions as are applicable to it.  Each holder of Registrable Shares will perform and comply with each of the following provisions as are applicable to such holder.

1.1.  Demand Registration.

1.1.1.  General. Any Investor or their agent  may request, by written notice to the Company (a “Demand Request”), that the Company effect the registration under the Securities Act for a Public Offering of all of the Registrable Shares held by the Investors.  Each of the Investors hereby appoints Tejas Securities Group, Inc. as their agent for purposes of this Section 1.1.1.  Upon receipt of the Demand Request, the Company will prepare and use reasonable best efforts to file with the SEC a registration statement on Form S-1 (a “Demand Registration Statement”) for the purpose of registering under the Securities Act the resale by the holders thereof of all of the Registrable Shares specified in the Demand Request.  The Demand Registration Statement shall permit the Investors to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Shares.  The Company shall be required to keep the Demand Registration Statement effective until such date that is the earlier of (i) the date when all of the Registrable Shares registered thereunder shall have been sold, or (ii) the second anniversary of the Closing Date, subject to extension in the case of this clause (ii) by a period of time equal to the aggregate number of days in which the Company shall have suspended use of the prospectus included in the Demand Registration Statement pursuant to Section 1.1.2 below prior to such second anniversary (such date, as it may be so extended, is referred to herein as the “Mandatory Registration Termination Date”).  Thereafter, the Company shall be entitled to withdraw the Registration Statement and the Investors shall have no further right to offer or sell any of the Registrable Shares pursuant to the Demand Registration Statement (or any prospectus relating thereto).

1.1.2.  Change of Form; Limitations.  If, at any time following the date that the Demand Registration Statement is declared effective by the SEC, the Company becomes eligible to use Form S-3 for a Public Offering, the Company shall, upon the written request of any Investor, use reasonable best efforts to file a post-effective amendment to the Demand Registration Statement to convert such Demand Registration Statement into a registration statement on Form S-3.  In the event that, in the reasonable and good faith judgment of the Company, it is advisable to suspend use of the prospectus included in or relating to the Demand Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company reasonably and in good faith believes (x) public disclosure would be detrimental to the Company and (y) a registration statement could be materially misleading, or could omit a material fact necessary to make the statements therein not materially misleading, absent such disclosure, the Company shall notify all selling stockholders to such effect, and, upon receipt of such notice, each such selling stockholder shall immediately discontinue any sales of Registrable Shares pursuant to the Demand Registration Statement until such selling stockholder has received copies of a supplemented or amended prospectus or until such selling stockholder is advised in writing by the Company that the then-current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus.  Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under the foregoing sentence to suspend sales of Registrable Shares for a period in excess of 30 days consecutively or 60 days in any 365-day period (it being understood that other than pursuant to the preceding sentence, the Company shall not be permitted to withdraw or suspend any Demand Registration Statement prior to the Mandatory Registration Termination Date).

1.1.3.  Payment of Expenses. The Company shall pay all reasonable expenses of the Investors incurred in connection with the registration of Registrable Shares pursuant to this Section 1.1 (including the reasonable fees and expenses of a single legal counsel representing all Investors) other than underwriting discounts and commissions, if any, and applicable transfer taxes, if any.

1.1.4.  Furnish Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1.1 that the holders of the Registrable Shares shall furnish to the Company such information regarding them, the Registrable Shares held by them, and the method of distribution of such securities as the Company shall reasonably request and as shall be required in order to effect any registration by the Company pursuant to this Section 1.1.

1.1.5.  Remedies.  Notwithstanding anything to the contrary in this Agreement, the Investors’ sole remedy for the failure of the Company to effect the registration under the Securities Act of the Registrable Shares pursuant to this Section 1.1. within the time frame set forth in the Warrants shall be the vesting of the Warrants in accordance with their terms.

1.2.  Piggyback Registration Rights.

1.2.1.  General.  Each time the Company proposes to register any shares of Common Stock under the Securities Act, on a form which would permit registration of Registrable Shares for sale to the public, for sale in a Public Offering, the Company will promptly give notice to all holders of Registrable Shares of its intention to do so.  Any such holder may, by written response delivered to the Company within 20 days after receipt of such notice, request that some or all of the Registrable Shares held by such holder be included in such registration.  The Company thereupon will use its reasonable best efforts to cause to be included in such registration under the Securities Act, all Registrable Shares which the Company has been so requested to register by such holders, to the extent required to permit the disposition (in accordance with the methods to be used by the Company or other holders of shares of Common Stock in such Public Offering) of the Registrable Shares to be so registered.  No registration of Registrable Shares effected under this Section 1.2 shall relieve the Company of any of its obligations to effect the registration of Registrable Shares pursuant to Section 1.1 hereof.  The Company may withdraw or suspend any registration covered by this Section 1.2 at any time (subject, in the case of any registration also covered by Section 1.1 hereof, to any limitations set forth therein).

1.2.2.  Excluded Transactions.  The Company shall not be obligated to effect any registration of Registrable Shares under this Section 1.2 incidental to the registration of any of its securities in connection with:

(a)               Any Public Offering which is carried out to effect (but not to finance) relating to employee benefit plans or dividend reinvestment plans; or

(b)              Any Public Offering relating to the acquisition or merger after the date hereof by the Company or any of its Subsidiaries of or with any other businesses.

1.2.3.  Payment of Expenses. The Company shall pay all reasonable expenses of the Investors incurred in connection with the registration of the Registrable Shares pursuant to this Section 1.2 (including the reasonable fees and expenses of a single legal counsel representing all Investors) other than underwriting discounts and commissions, if any, and applicable transfer taxes, if any.

1.2.4.  Additional Procedures.  Each Holder of Registrable Shares participating in any Public Offering pursuant to this Section 1.2 shall take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their Registrable Shares in such Public Offering, including, without limitation, being parties to the underwriting agreement entered into by the Company and any other selling stockholders in connection therewith and being liable severally (as to itself) and not jointly in respect of the representations and warranties by, and the other agreements (including without limitation customary selling stockholder representations, warranties, indemnifications and “lock-up” agreements) of such Holder for the benefit of the underwriters; provided, however, that (a) with respect to individual representations, warranties, indemnities and agreements of selling holders of Registrable Shares in such Public Offering, the aggregate amount of such liability shall not exceed such holder’s net proceeds from such offering and (b) to the extent selling holders of Registrable Shares give further representations, warranties and indemnities, then with respect to all other representations, warranties and indemnities of sellers of Registrable Shares in such Public Offering, the aggregate amount of such liability shall not exceed the lesser of (i) such holder’s pro rata portion of any such liability, in accordance with such holder’s portion of the total number of Registrable Shares included in the offering or (ii) such holder’s net proceeds from such offering, provided, that no selling holder of Registrable Shares shall have any liability with respect to representations, warranties and indemnities given by any other holder of Registrable Shares, and any selling holder shall be entitled to withdraw from any Public Offering to the extent that any underwriter, as a condition to participation in such Public Offering, requires such selling holder to give representations that relate to any matters other than the ownership of securities of the Company by such selling holder, such selling holder’s authority to participate in such Public Offering and the legality of such holder’s participation in such Public Offering or assume any other obligations with respect to such Public Offering that are not reasonable and customary in the light of the circumstances.

1.3.  Certain Other Provisions.

1.3.1.  Underwriter’s Cutback in connection with a Piggyback Registration.  In connection with any registration of shares of Common Stock pursuant to an underwritten offering (other than any underwritten offering initiated by the Investors under Section 1.1 of this Agreement), the underwriter may determine that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of shares of Common Stock to be underwritten.  Notwithstanding any contrary provision of Section 1.2 hereof, and subject to the terms of this Section 1.3.1, the underwriter may limit the number of shares which would otherwise be included in such registration.  Upon receipt of notice from the underwriter of the need to reduce the number of shares to be included in the registration, the Company shall advise all holders of Common Stock that would otherwise be registered and underwritten in such registration, and the number of shares of Common Stock, including Registrable Shares, that may be included in the registration shall be allocated:

(a)           first, (i) to the Company and, (ii) if the registration is pursuant to a demand request made by a third party, to the holders making the demand request;

(b)           second, pari passu to the holders of Registrable Shares and other holders of shares of Common Stock having registration rights that are pari passu with the rights of the holders of the Registrable Shares hereunder, including but not limited to the parties under the Existing Agreements (as defined below); provided, however, that no Registrable Shares requested to be included in the registration by a holder shall be excluded from the registration until all shares proposed to be registered by the Company’s founders, officers, directors or employees are excluded from the registration; and

(c)           third, to any others requesting registration of securities of the Company pursuant to piggyback registration rights that are junior to the rights provided to the holders of Registrable Shares hereunder;

provided, however, that if the Company has, prior to the date hereof, or after the date hereof,  granted registration rights which are to be treated on an equal basis with Registrable Shares for the purpose of the exercise of the underwriter cutback, the registration rights granted to the holders of any such shares of Common Stock shall be treated on an equal basis with Registrable Shares for purposes of this underwriting cutback; provided, further, that it is specifically agreed and acknowledged that the registration rights granted (1) to Silicon Valley Bank pursuant to the Registration Rights Agreement, dated on or around December 30, 2002, between the Company and Silicon Valley Bank, (2) to certain holders pursuant to the Amended and Restated Warrant and Registration Rights Agreement, dated February 21, 2003, by and among the Company and the warrant agent named therein, (3) to certain holders pursuant to the 2004 Warrant and Registration Rights Agreement, dated June 18, 2004, by and between the Company and the warrant agent named therein and (4) to certain holders pursuant to the Registration Rights Agreement, dated June 18, 2004, by and among the holders party thereto (collectively, the “Existing Agreements”) are to be treated on an equal basis with the Registrable Shares for the purposes of this underwriting cutback.  No securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.  Upon delivery of a written request that Registrable Shares be included in an underwritten offering pursuant to Section 1.2.1 hereof, the holder thereof may not thereafter elect to withdraw therefrom without the written consent of the Company and the holders of at least 50% of the Registrable Shares to be included in such registration, unless 50% or more of the Registrable Shares it requested to be included in such registration are subject to an underwriter cutback, or any underwriter, as a condition to participation in such Public Offering, requires such holder to give representations that relate to any matters other than the ownership of securities of the Company by such holder, such holder’s authority to participate in such Public Offering and the legality of such holder’s participation in such Public Offering.

1.3.2.  Registration Procedures.  In connection with the Company’s obligations under Section 1.1 and 1.2 hereof to use its reasonable best efforts to effect a registration of any Registrable Shares, the Company shall take appropriate and customary actions in furtherance thereof, including, without limitation:

(a)           promptly filing with the SEC a registration statement and using best efforts to cause such registration statement to become effective;

(b)           (i) furnishing to each Investor copies of all documents filed with the SEC with respect to any registration statement filed pursuant to this Section 1.3.2 prior to their being filed with the SEC, and using commercially reasonable efforts to reflect in each such document, where appropriate, when such documents are so filed with the SEC, such comments as such Investors may reasonably propose, (ii) using commercially reasonable efforts to cause its officers and directors, counsel and certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of such Investor, to conduct a reasonable investigation within the meaning of the Securities Act, and (iii) notifying the Investors of any stop order issued or threatened by the SEC with respect to any registration statement filed pursuant to this Section 1.3.2 and use best efforts to prevent the entry of such stop order or to remove it if entered;

(c)           (i) preparing and filing with the SEC such amendments and supplements to any registration statement filed pursuant to this Section 1.3.2 and any prospectuses used in connection therewith as may be required to comply with the Securities Act and to keep such registration statement effective (A) if in connection with Section 1.1, until the Mandatory Registration Termination Date and (B) if in connection with Section 1.2, for a period not to exceed 270 days from the date of effectiveness or such earlier time as the Registrable Shares covered by such registration statement shall have been disposed of in accordance with the intended method of distribution therefor or the expiration of the time when a prospectus relating to such registration is required to be delivered under the Securities Act (ii) respond as promptly as possible to any comments received from the SEC with respect to such registration statement or any amendment thereto and as promptly as possible provide the Investors true and complete copies of all correspondence from and to the SEC relating to such registration Statement (other than correspondence containing material nonpublic information); and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Shares covered by such registration statement as so amended or in such Prospectus as so supplemented;

(d)           using its best efforts to register or qualify such Registrable Shares under the state securities or “blue sky” laws of such jurisdictions as the sellers shall reasonably request; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it would not otherwise be so subject;

(e)           Notify the Investors and their counsel as promptly as practicable (i) when the SEC notifies the Company whether there will be a “review” of a registration statement filed pursuant to this Section 1.3.2 and whenever the SEC comments in writing on such registration statement; and (ii) when a registration statement filed pursuant to this Section 1.3.2, or any post-effective amendment or supplement thereto, has become effective, and after the effectiveness thereof: (A) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to such registration statement or prospectus or for additional information; (B) of the issuance by the SEC or any state securities commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose;

(f)            Notify the Investors and their counsel as promptly as possible of the happening of any event as a result of which the prospectus included in or relating to a registration statement filed pursuant to this Section 1.3.2 contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, the Company will as promptly as possible prepare (and, when completed, give notice to each Investor) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, the Investors will not offer or sell Registrable Shares pursuant to the registration statement until the Company has notified the Investors that it has prepared a supplement or amendment to such prospectus and delivered copies of such supplement or amendment to the Investors (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company’s obligation to as promptly as possible prepare a prospectus amendment or supplement as above provided in this Section 1.3.2(f) and deliver copies of same as above provided in Section 1.3.2(f) hereof);

(g)           Upon the occurrence of any event described in Section 1.3.2(f) hereof, as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the registration statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the registration statement nor such prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

(h)           As promptly as possible furnish to each selling Investor, without charge, such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, Prospectus amendments and supplements) as each such selling Investor may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such prospectus and any amendment or supplement thereto. The Company hereby consents to the use of such prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Shares covered by such prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations;

(i)            If such registration is an underwritten Public Offering, furnish to each selling Investor (A) an opinion of the counsel representing the Company for purposes of such registration, dated as of the closing under the underwriting agreement with respect to both the effective date of the applicable registration statement and the date of the closing under the underwriting agreement, in the form delivered to the underwriters in such underwritten public offering and addressed to such selling Investors, and (B) a “cold comfort” letter, dated the date of the closing under the underwriting agreement with respect to both the effective date of the applicable registration statement and the date of the closing under the underwriting agreement signed by the independent certified public accountants who have certified the Company’s financial statements included in such registration statement, in the form delivered to the underwriters in such underwritten public offering, and addressed to such selling Investors;

(j)            If such registration includes an underwritten public offering initiated by the Investors, (A) enter into and perform its obligations under an underwriting agreement, in usual and customary form with the managing underwriter of such offering and (B) to the extent reasonably requested by the managing underwriter for the offering or the selling Investors, take customary efforts to sell the securities being offered, and cause such steps to be taken as to ensure such good faith participation of senior management officers of the Company in “road shows” as is customary; and

(k)           To the extent reasonably requested by the selling Investors of Registrable Shares, take all other reasonable actions necessary to expedite and facilitate disposition by such selling Investors of the Registrable Shares pursuant to the applicable registration statement.

1.3.3.       Lock-Up.  If, in connection with any Public Offering, the Company or the underwriters managing such Public Offering request that the holders of the Registrable Shares enter into a “lock-up” agreement with respect to the Registrable Shares held by them, the holders of the Registrable Shares agree to act in a commercially reasonable manner in considering and responding to any such request.

1.3.4.  Selection of Underwriters and Counsel.  The underwriters and legal counsel to be retained in connection with any Public Offering contemplated by Section 1.2 hereof shall be selected by the Board.

1.3.5.  Transfer of Registration Rights.  Each Investor may assign or transfer any or all of its rights hereunder to (i) any Affiliate of an Investor, (ii) any subsidiary, parent, partner, retired partner, limited partner, shareholder or member of an Investor or (iii) any family member or trust for the benefit of any Investor, or (iv) any transferee who, after such transfer, holds at least 25% of the Registrable Shares (as adjusted for any stock dividends, stock splits, combinations and reorganizations and similar events) originally issued to such transferring or assigning Investor.  Notwithstanding the foregoing, such rights may only be transferred or assigned provided that all of the following additional conditions are satisfied: (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such transferring or assigning Investor of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Shares with respect to which such rights are being transferred or assigned.  Upon any such, and each successive, assignment or transfer to any permitted assignee or transferee in accordance with the terms of this Section 1.3.5, such permitted assignee or transferee shall be deemed to be an “Investor” for all purposes of this Agreement.

1.4.  Indemnification and Contribution.

1.4.1.  Indemnities of the Company.  In the event of any registration of any Registrable Shares or other debt or equity securities of the Company or any of its

Subsidiaries under the Securities Act pursuant to Section 1.1, Section 1.2 hereof or otherwise, and in connection with any registration statement or any other disclosure document produced by or on behalf of the Company or any of its Subsidiaries including, without limitation, reports required and other documents filed under the Exchange Act, and other documents pursuant to which any debt or equity securities of the Company or any of its Subsidiaries are sold (whether or not for the account of the Company or its Subsidiaries), the Company will, and hereby does, and will cause each of its Subsidiaries, jointly and severally, to indemnify and hold harmless each seller of Registrable Shares, any Person who is or might be deemed to be a controlling Person of the Company or any of its Subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, their respective direct and indirect partners, advisory board members, directors, officers, trustees, members and stockholders, and each other Person, if any, who controls any such seller or any such controlling Person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being referred to herein as a “Covered Person”), against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof), joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other law of any jurisdiction, the common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including without limitation reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its Subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report, and will reimburse such Covered Person for any legal or any other reasonable expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that neither the Company nor any of its Subsidiaries shall be liable to any Covered Person in any such case to the extent that any such loss, claim, damage, liability, action or proceeding arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company or to any of its Subsidiaries through an instrument duly executed by such Covered Person specifically stating that it is for use in the preparation thereof and that it is used as so specified.  The indemnities of the Company and of its subsidiaries contained in this Section 1.4.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of securities.

1.4.2.  Indemnities to the Company.  The Company and any of its Subsidiaries may require, as a condition to including any securities in any registration statement filed pursuant to this Agreement, that the Company and any of its Subsidiaries shall have received an undertaking satisfactory to it from the prospective seller of such securities, severally (as to itself) and not jointly to indemnify and hold harmless the Company and any of its Subsidiaries, each director of the Company or any of its Subsidiaries, each officer of the Company or any of its Subsidiaries who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company and any of its Subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each other prospective seller of such securities with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any other disclosure document (including, without limitation, reports and other documents filed under the Exchange Act or any document incorporated therein) or other document or report, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or any of its Subsidiaries through an instrument executed by such seller specifically stating that it is for use in the preparation thereof and that it is used as so specified.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any of its Subsidiaries or any such director, officer or controlling Person and shall survive any transfer of securities.

1.4.3.  Contribution.  If the indemnification provided for in Section 1.4.1 or Section 1.4.2 hereof is unavailable to a party that would have been entitled to indemnification pursuant to the foregoing provisions of this Section 1.4 (an “Indemnitee”) in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such Indemnitee on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof).  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The parties agree that it would not be just or equitable if contribution pursuant to this Section 1.4.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence.  The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 1.4.3 shall include any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

1.4.4.  Conduct of Indemnification Proceedings.  Any Person entitled to indemnification hereunder (the “Indemnified Party”) agrees to give prompt written notice to the indemnifying party (the “Indemnifying Party”) after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that, the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless and to the extent such Indemnifying Party is prejudiced by such failure.  If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party.  The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment or (iii) the named parties to any such action (including, but not limited to, any impleaded parties) reasonably believe that the representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct.  In the case of clause (ii) above and (iii) above, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party.  No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any Indemnified Party.  The rights afforded to any Indemnified Party hereunder shall be in addition to any rights that such Indemnified Party may have at common law, by separate agreement or otherwise.

1.4.5.  Limitation on Liability of Holders of Registrable Shares.  The aggregate liability of each holder of Registrable Shares in respect of any indemnification or contribution obligation of such holder arising under this Section 1.4 shall not in any event exceed an amount equal to the net proceeds to such holder (after deduction of all underwriters’ discounts and commissions) from the disposition of the Registrable Shares disposed of by such holder pursuant to the registration giving rise to such liability.

1.5.  Reports Under Exchange Act.  In order to provide to the holders of Registrable Shares the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit any such holder to sell securities of the Company to the public without registration, and in order to make it possible for the sale of Registrable Shares to be registered pursuant to a registration on Form S-3 if the Company is then otherwise eligible to use such Form, the Company agrees to:

(a)           make and keep public information available, as those terms are understood and defined in Rule 144;

(b)           take such action, including the registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the holders of Registrable Shares to utilize Form S-3 for the resale of their Registrable Shares (ignoring, for this purpose, the provisions of Items I.A.5 and I.B.3 of the General Instructions thereto);

(c)           file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d)           furnish to any holder of Registrable Shares, so long as the holder owns any Registrable Shares, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold in a secondary offering pursuant to Form S-3; (ii) a copy of the most recent annual or quarterly report of the Company filed with the SEC and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any holder of Registrable Shares any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

Section 2.  Rule 144.  The Company shall use its reasonable best efforts to file the reports required to be filed by it under the Exchange Act in a timely manner and, if at any time the

Company is not required to file such reports, it will, upon the request of any Investor, make publicly available other information so long as necessary to permit sales of its securities pursuant to Rule 144 of the Securities Act.  The Company covenants to take such further action as any Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.  The Company will provide a copy of this Agreement to prospective purchasers of Registrable Shares identified to the Company by the Investors upon request.  Upon the request of any Investor, the Company shall deliver to such Investor a written statement as to whether it has complied with such requirements.

Section 3.  Definitions.  For the purposes of this Agreement, the following terms have the meanings below:

“Affiliate” shall mean, with respect to the Company or any of its Subsidiaries (or any other specified Person), any other Person which, directly or indirectly controls or is controlled by or is under direct or indirect common control with the Company or such Subsidiary (or such specified Person), and, without limiting the generality of the foregoing, shall include (a) any other Person which beneficially owns or holds 10% of more of any class of voting securities of such Person or 10% or more of the equity interest in such Person, (b) any other Person of which such Person beneficially owns or holds 10% or more of any class of voting securities or in which such Person beneficially owns or holds 10% or more of the equity interest in such Person and (c) any director or executive officer of such Person.  For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Agreement” shall have the meaning set forth in the first paragraph of this Agreement.

“Board” shall mean the Board of Directors of the Company.

“Closing Date” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

“Common Stock” shall have the meaning set forth in the Preamble hereof.

“Company” shall have the meaning set forth in the Preamble hereof.

“Covered Person” shall have the meaning set forth in Section 1.4.1 hereof.

“Demand Registration Statement  shall have the meaning set forth in Section 1.1.1 hereof.

“Demand Request” shall have the meaning set forth in Section 1.1.1 hereof.

“Demand Notice” shall have the meaning set forth in Section 1.1.1 hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as in effect from time to time.

“Exchange Agreement” shall have the meaning set forth in the second paragraph hereof.

“Existing Agreements” shall have the meaning set forth in Section 1.3.1. hereof.

“Indemnitee” shall have the meaning set forth in Section 1.4.3 hereof.

“Indemnified Party” shall have the meaning set forth in Section 1.4.4 hereof.

“Indemnifying Party” shall have the meaning set forth in Section 1.4.4 hereof.

“Investors” shall have the meaning set forth in the Preamble hereof.

“Majority Holders” shall mean, as of any date, the holders of a majority of the Registrable Shares outstanding on such date.

“Mandatory Registration Termination Date” shall have the meaning set forth in Section 1.1.1 hereof.

“Person” shall mean any individual, firm, corporation, company, partnership, trust, incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

“Public Offering” shall mean a public offering and sale of Common Stock for cash pursuant to an effective registration statement under the Securities Act.

“Registrable Shares” means, at the relevant time of reference thereto, the Shares and the Warrant Shares (including any shares of capital stock that may be issued in respect thereof pursuant to a stock split, stock dividend, recombination, reclassification or the like), provided, however, that the term “Registrable Shares” shall not include any of the Shares or Warrant Shares that are actually sold pursuant to a Registration Statement that has been declared effective under the Securities Act by the SEC.

“Registration Statement” (whether or not capitalized) shall mean any registration statement of the Company filed with the SEC on the appropriate form pursuant to the Securities Act which covers any Registrable Shares pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, all exhibits thereto and all materials incorporated by reference therein.

“Rule 144” shall mean Rule 144 under the Securities Act (or any successor Rule).

“SEC” means the United States Securities and Exchange Commission.

“Securities” shall mean any debt or equity securities of the Company, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security.  “Security” shall mean one of the Securities.

“Securities Act” shall mean the Securities Act of 1933, as in effect from time to time.

“Securities Purchase Agreement” shall have the meaning set forth in the Preamble hereof.

“Shares” shall have the meaning set forth in the Preamble hereof.

“Subsidiary” shall mean, for any Person, (i) a corporation a majority of whose voting stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, (ii) a partnership in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if such Person or its Subsidiary is entitled to receive more than 50% of the assets of such partnership upon its dissolution, (iii) a limited liability company, a majority of whose membership interests is, at the time, directly or indirectly owned by such Person or with respect to which such Person has a right, under any scenario, to receive 50% or more of the distributions of the assets of such limited liability company upon its dissolution, or (iv) any other Person (other than a corporation or partnership) in which such Person, a Subsidiary of such Person or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has (a) at least a majority ownership interest or (b) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

“Warrants” means the warrants to purchase Common Stock, dated as of the date hereof, issued by the Company to the Investors pursuant to the Securities Purchase Agreement, a form of which is attached hereto as Exhibit A.

“Warrant Shares” means the shares of Common Stock issued or issuable upon the exercise of the Warrants.

Section 4.  Notices.  Any notice or demand authorized by this Agreement to be given or made by any holder of Registrable Shares to or on the Company shall be sufficiently given or made when and if delivered by facsimile transmission (provided confirmation of receipt is received immediately thereafter) or when received, if deposited in the mail, first class or registered, postage prepaid, addressed, as follows:

iBasis, Inc.

20 Second Avenue

Burlington, MA  01803

Attention: Chief Financial Officer

Facsimile No.: 781-505-7304

with a copy to:

Bingham McCutchen LLP

150 Federal Street

Boston, MA 02110

Attention: Johan V. Brigham

Facsimile No.: 617-951-8736

if to an Investor, at the corresponding address set forth for such Investor on Schedule I.

Any notice pursuant to this Agreement to be given by the Company to any holder of Registrable Shares shall be sufficiently given when and if delivered by facsimile transmission (provided confirmation of receipt is received immediately thereafter) or deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by such holder with the Company).

Section 5.  Supplements and Amendments.  Any supplement or amendment of this Agreement shall be in writing and executed and delivered by the Majority Holders and Company; provided, that any amendment or supplement that is materially and disproportionately adverse to any Holder(s), when compared to all other Holders, shall require the consent of such Holder(s).

Section 6.  Successors and Assigns.  All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

Section 7.  Governing Law; Submission to Jurisdiction: Waiver of Jury Trial.  This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the internal laws of said State, without regard to principles of conflicts of laws.  Each party hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the State of New York and of any New York state court sitting in New York for purposes of all legal proceedings arising out of or relating to this agreement or the transactions contemplated hereby.  Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

Section 8.  Exercise of Rights and Remedies.  No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission or waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

Section 9.  Benefits of this Agreement.  Nothing in this Agreement shall be construed to give to any Person or corporation other than the Company and the holders of the Registrable Shares (including any holder of a beneficial interest in any Registrable Shares) any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company and the holders of the Registrable Shares (including any holder of a beneficial interest in any Registrable Shares).

Section 10.  No Inconsistent Agreements.  The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Investors herein or otherwise conflicts with the provisions hereof.  If, after the date hereof, the Company enters into an agreement or other commitment with any other Person that has the effect of establishing registration rights with respect to the Company’s capital stock the terms of which are pari passu or more favorable, taken as a whole, to such Person than the registration rights established in favor of the holders of Registrable Shares pursuant to Section 1.1 or Section 1.2 hereof, then the Company will promptly so notify such holders in writing, and the Company shall, without the necessity of any action on the part of such holders, extend the benefits of such pari passu or more favorable terms to such holders as if such terms were contained in this Agreement, or permit such holders to enter into such other agreement establishing such rights in lieu of this agreement.

Section 11.  Severability.  If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

Section 12.  Securities Held by the Company.  Whenever the consent or approval of holders of a specified percentage of Registrable Shares is required hereunder, Registrable Shares held by the Company or their Affiliates (other than subsequent holders of Registrable Shares if such subsequent holders are deemed to be Affiliates solely by reason of their holdings of such Registrable Shares) shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

Section 13.  Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 14.  Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

iBASIS, INC.

By:	/s/ Ofer Gneezy
	Name:	Ofer Gneezy
	Title:	President and Chief Executive Officer

THE INVESTORS:

THE IBS TURNAROUND FUND, L.P.

By its General Partner, IBS Capital Corp.

By:	/s/ David Taft
Title: President, IBS Capital Corp

THE IBS OPPORTUNITY FUND, LTD.

By:	/s/ David Taft
Title: Manager

YORK INVESTMENT LIMITED

By:	/s/ Adam J. Semler
Title: Chief Financial Officer of its Investment Manager

YORK CREDIT OPPORTUNITIES FUND, L.P.

By:	/s/ Adam J. Semler
Title: Chief Financial Officer of its General Partner

YORK CAPITAL MANAGEMENT, L.P.

By:	/s/ Adam J. Semler
Title: Chief Financial Officer of its General Partner

ELEVEN RINGS OPPORTUNITY FUND, LP

By:	/s/ Lindsay Leet
Title: Managing Member

NEW GENERATION LIMITED PARTNERSHIP

By:	/s/ George Putnamm III
Title:	President of its General Partner

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NEW GENERATION TURNAROUND FUND (BERMUDA) LTD.

By:	/s/ George Putnamm III
Title:	President of its General Partner

PHOENIX PARTNERS, L.P.

By:	/s/ Joann McNiff
Title:	Authorized Agent

PHOENIX PARTNERS II, L.P.

By:	/s/ Joann McNiff
Title:	Authorized Agent

PHAETON INTERNATIONAL (BVI) LTD

By:	/s/ Joann McNiff
Title:	Authorized Agent

John C. Waterfall

By:	/s/ Joann McNiff
Title:	Attorney-in-Fact for John C. Waterfall

CROSSLINK CROSSOVER FUND IV, LP

By:	/s/ Michael J. Stark
Title:	Managing Member

DELTA GROWTH, L.P.

By:	/s/ Michael J. Stark
Title:	Managing Member
OFFSHORE CROSSLINK CROSSOVER FUND III

By:	/s/ Michael J. Stark
Title:	Managing Member

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/s/ George W. Haywood
George W. Haywood

LOEB PARTNERS CORPORATION

By:	/s/ Robert Grubin
Title:	Vice President

MILLER FAMILY PARTNERSHIP I

By:	/s/ Lloyd Miller
Title:	Investment Advisor

MILLENNIUM PARTNERS L.P.

By:	/s/ Terry Feeney
Title:	Vice Chairman and Chief Operating Officer

GREYWOLF CAPITAL OVERSEAS FUND

By:	/s/ William Troy
Title:	Chief Operating Officer

GREYWOLF CAPITAL PARTNERS II LP

By:	/s/ William Troy
Title:	Chief Operating Officer

LC CAPITAL MASTER FUND, LTD.

By its Investment Advisor, Lampe, Conway & Co. LLC

By:	/s/ Steven G. Lampe
Title:	Managing Member

SINGER CHILDREN’S MANAGEMENT TRUST

By:	/s/ Gary Singer
Title:	Investment Advisor

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